Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
LONG-TERM DEBT

14. LONG-TERM DEBT

Long-term debt consisted of the following:

	December 31, 2011	December 31, 2010
Funding program loans from European Investment Bank:
0.58% due 2014, floating interest rate at Libor + 0.017%	60	80
0.44% due 2015, floating interest rate at Libor + 0.026%	37	47
0.48% due 2016, floating interest rate at Libor + 0.052%	97	116
0.89% due 2016, floating interest rate at Libor + 0.317%	129	155
0.65% due 2016, floating interest rate at Libor + 0.213%	143	171
Other funding program loans:
0.53% (weighted average), due 2012-2018, fixed interest rate	10	12
Capital leases:
4.52% (weighted average), due 2012-2017, fixed interest rate	9	11
Senior Bonds:
1.82%, due 2013, floating interest rate at Euribor + 0.40%	453	569
Convertible debt:
1.50% convertible bonds due 2016	221	534

Total long-term debt	1,159	1,695
Less current portion (excluding short term borrowings of $400 million described below)	(333)	(645)

Total long-term debt, less current portion	826	1,050

Long-term debt is denominated in the following currencies:

	December 31, 2011	December 31, 2010
U.S. dollar	694	1,113
Euro	465	582
Total	1,159	1,695

The European Investment Bank’s loans denominated in Euros, but drawn in U.S. dollars, are classified as U.S. dollar-denominated debt.

Aggregate future maturities of total long-term debt outstanding (including current portion) are as follows:

December 31, 2011
2012	333
2013	561
2014	106
2015	84
2016	74
Thereafter	1

Total	1,159

In February 2006, the Company issued $1,131 million principal amount at maturity of zero coupon senior convertible bonds due in February 2016. The bonds were issued at 100% of principal with a yield to maturity of 1.5% and resulted in net proceeds to the Company of $974 million less transaction fees. The bonds are convertible by the holder at any time prior to maturity at a conversion rate of 43.833898 shares per one thousand dollar face value of the bonds corresponding to 42,694,216 equivalent shares. This conversion rate has been adjusted from 43.363087 shares per one thousand dollar face value of the bonds as at May 21, 2007, as the result of the extraordinary cash dividend approved by the Annual General Meeting of Shareholders held on May 14, 2008. This new conversion has been effective since May 19, 2008. The holders can redeem the convertible bonds on February 23, 2012 at a price of $1,093.81 and on February 24, 2014 at a price of $1,126.99 per one thousand dollar face value of the bonds. The Company can call the bonds at any time after March 10, 2011 subject to the Company’s share price exceeding 130% of the accreted value divided by the conversion rate for 20 out of 30 consecutive trading days. The Company may redeem for cash at the principal amount at issuance plus accumulated gross yield all, but not a portion, of the convertible bonds at any time if 10% or less of the aggregate principal amount at issuance of the convertible bonds remain outstanding in certain circumstances or in the event of changes to the tax laws of the Netherlands or any successor jurisdiction. In 2009 the Company repurchased 98 thousand bonds corresponding to $106 million principal amount for a total cash consideration of $103 million, realizing a gain on the repurchase of $3 million reported on the line “Gain (loss) on financial instruments, net” in the consolidated statement of income for the year ended December 31, 2009. In 2010 the Company repurchased around 386 thousand bonds corresponding to $417 million principal amount for a total cash consideration of $410 million, realizing a gain on the repurchase of $7 million, reported on the same income statement line as described above for the year ended December 31, 2010. On February 23, 2011, certain bondholders exercised their put option and redeemed for cash around 41 thousand bonds corresponding to $45 million principal amount and a total cash consideration of $44 million. In 2011, the Company repurchased around 290 thousand bonds corresponding to $318 million principal amount for a total consideration of $314 million, realizing a gain on the repurchase of $4 million, reported on the line “Gain (loss) on financial instruments, net” in the consolidated statement of income for the year ended December 31, 2011. The repurchased bonds have been cancelled in accordance with their terms.

In March 2006, STMicroelectronics Finance B.V. (“ST BV”), a wholly owned subsidiary of the Company, issued floating rate senior bonds with a principal amount of Euro 500 million at an issue price of 99.873%. The notes, which mature on March 17, 2013, pay a coupon rate of the three-month Euribor plus 0.40% on the 17 th of June, September, December and March of each year through maturity. In the event of changes to the tax laws of the Netherlands or any successor jurisdiction, ST BV or the Company may redeem the full amount of senior bonds for cash. In the event of certain change in control triggering events, the holders can cause ST BV or the Company to repurchase all or a portion of the bonds outstanding. In 2010 the Company repurchased 74 thousand bonds for a total cash consideration of $98 million. In 2011 the Company repurchased around 76 thousand bonds for a total cash consideration of $107 million. The repurchased bonds have been cancelled in accordance with their terms.

Credit facilities

The Company had unutilized committed medium term credit facilities with core relationship banks totalling $487 million. In addition, the aggregate amount of the Company’s and its subsidiaries’ total uncommitted available short-term credit facilities, excluding foreign exchange credit facilities, were approximately $569 million as at December 31, 2011. In addition, ST-Ericsson had $400 million of committed line from Ericsson as parent company, of which $400 million was withdrawn and reported as short-term borrowings on the line “short term debt” on the consolidated balance sheet as at December 31, 2011. The Company also has three committed credit facilities with the European Investment Bank as part of R&D funding programs. The first one, for a total of Euro 245 million for R&D in France was fully drawn in U.S. dollars for a total amount of $341 million, of which $147 million was paid back as at December 31, 2011. The second one, signed on July 21, 2008, for a total amount of Euro 250 million for R&D projects in Italy, was fully drawn in U.S. dollars for $380 million, of which $108 million was paid back as at December 31, 2011. The third one, signed in September 2010, for a total of Euro 350 million for R&D projects in France was undrawn as at December 31, 2011.